                        LONGLEAF PARTNERS SMALL-CAP FUND
                                                                January 10, 1997
TO OUR SHAREHOLDERS:

We are pleased to report that Longleaf Partners Small-Cap Fund grew its net asset value 30.6% in 1996. By comparison, the Wilshire 5000 and Value-Line Indices increased 21.2% and 13.4%, respectively. The data below summarizes Small-Cap's average annual and cumulative returns for the five full years ended December 31, 1996 that your two current managers have had responsibility for the
Fund:

                         AVERAGE ANNUAL TOTAL RETURNS*

                       LONGLEAF PARTNERS
                        SMALL-CAP FUND     VALUE-LINE INDEX   WILSHIRE 5000 INDEX
                       -----------------   ----------------   -------------------
ONE YEAR                     30.64%             13.38%               21.21%
THREE YEARS                  17.11%              8.32%               18.23%
FIVE YEARS                   15.52%              8.52%               14.92%

                           CUMULATIVE TOTAL RETURNS*

                       LONGLEAF PARTNERS
                        SMALL-CAP FUND     VALUE-LINE INDEX   WILSHIRE 5000 INDEX
                       -----------------   ----------------   -------------------
LAST QUARTER                  8.57%              5.34%                6.90%
LAST YEAR                    30.64%             13.38%               21.21%
LAST THREE YEARS             60.61%             27.11%               65.28%
LAST FIVE YEARS             105.69%             50.53%              100.42%

While several companies reached our appraisal of full value and were sold in 1996, we were able to redeploy the proceeds into businesses that we feel offer excellent compounding potential. It has been an environment where we have struggled to find large cap buying opportunities, yet we have had little difficulty finding qualifying investments for the Small-Cap Fund. As a result, the Fund remains fully invested with a portfolio which we believe provides a strong foundation for excellent future returns.

With the Dow Jones Industrial Average and the S&P 500 at record levels, many of you have quite warrantably asked our opinion of the market. For lack of a better reply, we have said that more than anytime since the early 1970's we have been operating in a "market of stocks" while attempting not to be overly influenced by the "stock market" as represented by the 100+ largest U.S. companies. There is huge disparity in the price-to-value ratios of these most favored institutional behemoths and many other publicly traded businesses. Regardless of what the indices tell the crowds, we will be driven by capable business partners managing good companies when their security prices are adequately discounted. If these opportunities cannot be found, we will be reluctant short-term lenders until attractive long-term ownership stakes become available.

It's important for every shareholder to understand the commitment that your managers have to Small-Cap's long-term success and our level of confidence in the Fund as a vehicle for compounding our own assets. We continue to increase our investment in Longleaf Partners Small-Cap Fund, and invite you to do the same. When considering Small-Cap you should know:

    - The employees of Southeastern, advisor to the Fund, are required to use Longleaf Partners Funds exclusively for equity investing (unless an exception is given by our Compliance Committee for an overriding circumstance).

    - Longleaf Partners Funds' Trustees must direct their total board compensation into the three funds.

    - With $40 million of our own capital invested in Small-Cap, not only are the employees and affiliates of Southeastern the Fund's largest shareholder, but our stake in Small-Cap is currently larger than in our other two funds.

    - The Fund continues to operate more efficiently, and the overall expense ratio declined from 1.30% in 1995 to 1.23% in 1996.

    - Small-Cap's turnover in 1996 was 28%, and 98% of our distributed realized capital gains were long-term. We are very mindful of how long holding periods and tax deferral benefit the compounding process and our ultimate after tax return.

In closing we would like to welcome Daniel W. Connell, Jr. as a new Trustee. After spending 25 years as a leading commercial banker with First Union in Florida, Dan resigned in 1994 to help Jacksonville and Wayne Weaver secure an NFL franchise. He currently serves as Senior Vice President of Marketing for the Jaguars and Chairman of the Jacksonville Chamber of Commerce. We hope you will meet Dan and join the rest of us at our annual meeting scheduled for Tuesday, May 13 at 5:30 p.m. at the Memphis Botanic Gardens. We wish you and your family a happy and prosperous new year.

Sincerely,

/s/ O. Mason Hawkins, CFA                      /s/ G. Staley Cates, CFA
------------------------------                 -------------------------------
O. Mason Hawkins, CFA                          G. Staley Cates, CFA
Co-Portfolio Manager                           Co-Portfolio Manager

--------------------------------------------------------------------------------

* The average annual total returns of Longleaf Partners Small-Cap Fund for the one year and five years ended December 31, 1996 and from its initial public offering on February 21, 1989 through December 31, 1996 are 30.64%, 15.52% AND 10.60%, respectively. Fund returns and those of the Wilshire 5000 Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The stock market indices shown are unmanaged. Past investment performance is no guarantee of future investment performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------

            Comparison of Change in Value of $10,000 Investment in
          Longleaf Partners Small-Cap Fund, the Wilshire 5000 Index,
                           and the Value-Line Index

                                  CHART HERE

The chart is a line graph with a beginning investment of $10,000 at 2/89, the date of the Fund's first public offering, and continuing annually to an ending value at 12/96 of $22,080, compared with an ending value of $30,517 for the Wilshire 5000 Index and an ending value of $15,214 for the Value Line Index. The chart includes an insert showing the Fund's average annual returns for 1 year (30.6%), 3 years (17.1%), 5 years (15.5%) and since inception at 2/89 (10.6%) compared with the returns for the same periods of the Wilshire 555 and Value Line Indices.

                        Small-Cap Fund Yearly Returns
                      (under current portfolio managers)

                                   (GRAPH)

The graph is a bar graph showing the total annual returns of the Fund for each full year of its operations under its present co-portfolio managers from 1992 through 1996, as follows: 6.9%, 19.8%, 3.6%, 18.6%, and 30.6%, respectively.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   MANAGEMENT'S DISCUSSION OF LLSC
   FOR THE YEAR ENDED DECEMBER 31, 1996

Longleaf Partners Small-Cap Fund (LLSC) produced a 30.6% total return in 1996. The Fund remained fully invested. As several holdings reached full value and were sold, we found a number of attractively priced investment opportunities in which to redeploy the cash.

Eight companies were sold during the year, contributing to the Fund's performance. Helene Curtis provided 11.9% of the gain for the Fund as the company was sold to Unilever early in the year.

Several of our long-time holdings contributed substantially to 1996 performance. The market began to realize White River's value as the company took public its operating business, CCC Information Services, and the holdings of White River thus became easier to evaluate. White River contributed over $5.6 million to Small-Cap's performance. American Safety Razor provided 11.1% of the Fund's return as improved earnings got rewarded. Cousins Properties appreciated as it moved its asset base to more income producing properties yielding higher FFO (funds from operations), a measure which greatly interests Wall Street. As a result, the company added over $3 million to Small-Cap's performance. Rhodes diminished portfolio return by $1.4 million when a 30% shareholder forced the company's sale to Heilig-Meyers at a point when Rhodes' profits were temporarily depressed. The transaction closed in January of 1997.

During the year the Fund added twelve new companies to the portfolio, and several contributed to LLSC's returns. Our position in Trizec benefitted greatly when Horsham announced, it was buying the remaining half of Trizec that it did not already own. The new company, TrizecHahn, become one of the world's largest and most strongly capitalized real estate companies, which was applauded by Wall Street and added $6.2 million of profit to Small-Cap's performance.

The table on the following page provides a more detailed accounting of contributions to performance in 1996.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The following table delineates the specific dollar contributions of individual holdings to the 30.64% total return for 1996.

                                                                               PERCENTAGE
                                                              CONTRIBUTION      OF TOTAL
                                                                IN 1996       CONTRIBUTION
                                                              ------------    ------------
REALIZED GAINS:
  Helene Curtis Industries, Inc.............................  $ 5,594,782         11.9%
  Craig Corporation.........................................      939,218          2.0
  All others, net...........................................       80,919          0.2
                                                              -----------        -----
                                                                6,614,919         14.1
                                                              -----------        -----
INCREASE IN UNREALIZED APPRECIATION:
  FROM SECURITIES HELD AT DECEMBER 31, 1995:
     White River Corporation................................    5,679,948         12.1
     American Safety Razor Company..........................    5,206,875         11.1
     Cousins Properties Incorporated........................    3,031,875          6.4
     United Asset Management Corporation....................    2,536,420          5.4
     Franklin Electric Co., Inc.............................    2,382,355          5.1
     Pinkerton's, Inc.......................................    2,093,325          4.4
     Duff & Phelps Credit Rating Co.........................    1,953,900          4.1
     The Union Corporation..................................    1,312,500          2.8
     Grey Advertising Inc...................................    1,114,060          2.4
     VICORP Restaurants, Inc................................    1,015,000          2.2
     Rhodes, Inc............................................   (1,416,633)        (3.0)
     All others, net........................................      337,640          0.7
                                                              -----------        -----
                                                               25,247,265         53.7
                                                              -----------        -----
  FROM NEW HOLDINGS IN 1996:
     TrizecHahn Corporation.................................    6,247,743         13.3
     Bay View Capital Corporation...........................    2,606,462          5.5
     Zurn Industries, Inc...................................    2,131,482          4.5
     Orion Capital Corporation..............................    1,996,022          4.2
     AMETEK, Inc............................................    1,755,802          3.7
     Healthsource, Inc......................................    1,021,702          2.2
     Vanguard Cellular Systems, Inc. - Class A..............     (957,025)        (2.0)
     The Pioneer Group, Inc.................................   (1,075,626)        (2.3)
     All others, net........................................    1,158,341          2.5
                                                              -----------        -----
                                                               14,884,903         31.6
                                                              -----------        -----
Net realized and unrealized gain on investments.............   46,747,087         99.4
Net investment income.......................................      305,763          0.6
                                                              -----------        -----
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $47,052,850        100.0%
                                                              ===========        =====

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LONGLEAF PARTNERS SMALL-CAP FUND

We have audited the accompanying statement of assets and liabilities of Longleaf Partners Small-Cap Fund (a series of Longleaf Partners Funds Trust), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, the two months ended December 31, 1989, and the period from December 28, 1988 (Date of Initial Capitalization) through October 31, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned and securities purchased but not received as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longleaf Partners Small-Cap Fund as of December 31, 1996 and the results of its operations, changes in its net assets, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.
                                          --------------------------------------
                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 10, 1997

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

          SHARES                                                                       MARKET VALUE
          -------                      COMMON STOCK (96.6%)                            ------------
ADVERTISING (2.1%)
           21,020        Grey Advertising Inc. - Class A............................   $  5,318,060
                                                                                       ------------
BANKING (3.8%)
          225,000        Bay View Capital Corp......................................      9,534,375
                                                                                       ------------
BEVERAGES (1.5%)
          195,000    *   Celestial Seasonings, Inc..................................      3,851,250
                                                                                       ------------
BUSINESS SERVICES (6.4%)
          370,000    *   Pinkerton's, Inc...........................................      9,296,250
          300,000    *   The Union Corporation .....................................      6,862,500
                                                                                       ------------
                                                                                         16,158,750
                                                                                       ------------
COMMERCIAL LIGHTING (1.2%)
          148,900        Thomas Industries, Inc.....................................      3,108,288
                                                                                       ------------
FINANCIAL SERVICES (9.5%)
          200,400        Duff & Phelps Credit Rating Co.............................      4,834,650
          351,200    *   White River Corporation....................................     19,140,400
                                                                                       ------------
                                                                                         23,975,050
                                                                                       ------------
FOOD (0.7%)
          100,000        GoodMark Foods, Inc........................................      1,650,000
                                                                                       ------------
FURNITURE (2.2%)
          723,000    *   Rhodes, Inc. ..............................................      5,603,250
                                                                                       ------------
HEALTH CARE (5.3%)
          1,025,000  *   Healthsource, Inc. ........................................     13,453,125
                                                                                       ------------
INDUSTRIAL EQUIPMENT (0.2%)
          231,400    *   Baldwin Technology Company, Inc. - Class A.................        578,500
                                                                                       ------------
INVESTMENT MANAGEMENT COMPANIES (4.8%)
          164,000    *   Lexington Global Asset Managers, Inc. .....................      1,028,125
          416,000        United Asset Management Corporation........................     11,076,000
                                                                                       ------------
                                                                                         12,104,125
                                                                                       ------------
MANUFACTURING (15.5%)
          850,000    *   American Safety Razor Company..............................     11,900,000
          392,400        AMETEK, Inc................................................      8,730,900
          173,200        Franklin Electric Co., Inc.................................      8,097,100
          393,000        Zurn Industries, Inc.......................................     10,267,125
                                                                                       ------------
                                                                                         38,995,125
                                                                                       ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT DECEMBER 31, 1996

           SHARES                                                                      MARKET VALUE
          ---------                                                                    ------------
MISCELLANEOUS (1.6%)
            104,152        Seafield Capital Corporation.............................   $  4,035,890
                                                                                       ------------
NATURAL RESOURCES (3.5%)
            374,000        The Pioneer Group, Inc...................................      8,882,500
                                                                                       ------------
PROPERTY & CASUALTY INSURANCE (11.3%)
             34,680    *   Alleghany Corporation....................................      7,352,160
            642,500        Hilb, Rogal and Hamilton Company.........................      8,513,125
             28,200    *   Markel Corporation.......................................      2,538,000
            165,000        Orion Capital Corporation................................     10,085,625
                                                                                       ------------
                                                                                         28,488,910
                                                                                       ------------
PUBLISHING (1.5%)
            110,000        Plenum Publishing Corporation............................      3,850,000
                                                                                       ------------
REAL ESTATE (19.2%)
          1,050,000    *   Catellus Development Corporation.........................     11,943,750
            385,000        Cousins Properties Incorporated..........................     10,828,125
            478,000    *   IHOP Corp................................................     11,292,750
            649,600    *   TrizecHahn Corporation...................................     14,291,200
                                                                                       ------------
                                                                                         48,355,825
                                                                                       ------------
RESTAURANTS (1.5%)
            290,000    *   VICORP Restaurants, Inc..................................      3,842,500
                                                                                       ------------
RETAIL (0.9%)
            120,000        Delchamps, Inc...........................................      2,325,000
                                                                                       ------------
TELECOMMUNICATIONS (3.8%)
            610,459    *   Vanguard Cellular Systems, Inc. -- Class A...............      9,614,729
                                                                                       ------------
          TOTAL COMMON STOCKS (COST $192,789,051)...................................    243,725,252
                                                                                       ------------
SHORT TERM OBLIGATIONS (3.3%)
          Repurchase Agreement with State Street Bank and Trust Company, dated
            12-31-96, due 1-2-97 at 4.75%, collateralized by $8,361,291 U.S.
           Treasury Bond due 2-15-20 (Repurchase proceeds-$8,195,162) (Cost
           $8,193,000)..............................................................      8,193,000
                                                                                       ------------
TOTAL INVESTMENTS (COST $200,982,051)* *.....................................   99.9%   251,918,252
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...............................    0.1        238,705
                                                                               -----   ------------
NET ASSETS...................................................................  100.0%  $252,156,957
                                                                               =====   ============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  14,121,918 SHARES OUTSTANDING AT DECEMBER 31, 1996................................         $17.86
                                                                                       ============

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   STATEMENT OF ASSETS AND LIABILITIES
   AT DECEMBER 31, 1996

ASSETS:

Investments:
  Securities, at market value (cost $192,789,051) (Note 1
     and Note 7)............................................  $243,725,252
  Repurchase agreement (Note 6).............................     8,193,000
                                                              ------------
          TOTAL INVESTMENTS                                    251,918,252
Cash........................................................           568
Receivables:
  Securities sold...........................................       395,163
  Dividends and interest....................................       267,754
Prepaid assets..............................................        20,621
Insurance reserve premium...................................         7,274
                                                              ------------
          TOTAL ASSETS                                         252,609,632
                                                              ------------

LIABILITIES:

Payable for:
  Securities purchased......................................       164,320
  Investment Counsel fee (Note 2)...........................       203,354
  Administration fee (Note 3)...............................        20,335
Other accrued expenses......................................        64,666
                                                              ------------
          TOTAL LIABILITIES                                        452,675
                                                              ------------
          NET ASSETS                                          $252,156,957
                                                              ============
Composition of net assets:
  Paid-in capital (unlimited number of shares authorized,
     14,121,918 shares outstanding).........................  $201,119,380
  Undistributed net investment income.......................         4,598
  Accumulated net realized gain.............................        96,778
  Unrealized appreciation of investments (Note 7)...........    50,936,201
                                                              ------------
          NET ASSETS                                          $252,156,957
                                                              ============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
  ($252,156,957 DIVIDED BY 14,121,918 SHARES)...............        $17.86
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   STATEMENT OF OPERATIONS
   FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
INCOME:
  Dividends.................................................   $2,115,108
  Interest..................................................      328,269
                                                              -----------
                                                                2,443,377
                                                              -----------
EXPENSES:
  Investment counsel fee (Note 2)...........................    1,735,200
  Administration fee (Note 3)...............................      173,520
  Registration and filing fees..............................       59,945
  Transfer agent fee........................................       31,520
  Trustees' fees............................................       27,473
  Printing..................................................       22,553
  Custodian fee.............................................       20,558
  Reimbursable administration expenses (Note 3).............       15,838
  Supplies and postage......................................       13,061
  Professional fees.........................................       12,588
  Insurance expense.........................................        6,374
  Miscellaneous.............................................       18,984
                                                              -----------
                                                                2,137,614
                                                              -----------
          Net investment income.............................      305,763
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from securities transactions, net:
     Proceeds from sales....................................   47,196,026
     Cost of securities sold................................   33,779,854
                                                              -----------
          Net realized gain.................................   13,416,172
  Increase in unrealized appreciation for the year, net.....   33,330,915
                                                              -----------
          Net realized and unrealized gain on investments...   46,747,087
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $47,052,850
                                                              ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  1996            1995
                                                              ------------    ------------
OPERATIONS:
  Net investment income.....................................  $    305,763    $  1,025,608
  Net realized gain on investments..........................    13,416,172      10,013,505
  Net unrealized appreciation for the period................    33,330,915      10,269,885
                                                              ------------    ------------
     Net increase in net assets resulting from operations...    47,052,850      21,308,998
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments ($1.005 and $1.166
     per share, respectively)...............................   (13,335,532)    (10,015,944)
  From net investment income ($0.0236 and $0.118 per share,
     respectively)..........................................      (313,153)     (1,013,621)
                                                              ------------    ------------
     Net decrease in net assets resulting from
       distributions........................................   (13,648,685)    (11,029,565)
                                                              ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................   108,358,068      54,528,065
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions..............    12,582,527      10,605,812
  Cost of shares redeemed...................................   (38,164,599)    (39,045,822)
                                                              ------------    ------------
     Net increase in net assets from fund share
       transactions.........................................    82,775,996      26,088,055
                                                              ------------    ------------
     Total increase in net assets...........................   116,180,161      36,367,488
NET ASSETS:
  Beginning of year.........................................   135,976,796      99,609,308
                                                              ------------    ------------
  End of year (including undistributed net investment income
     of $4,598 and $11,988, respectively)...................  $252,156,957    $135,976,796
                                                              ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Longleaf Partners Small-Cap Fund (the "Fund") is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was formed on December 21, 1988, and on December 28, 1988 the initial capitalization of $1,500,000 was provided by two principals of Southeastern Asset Management, Inc., the Investment Counsel, who received 150,000 shares of beneficial interest in return. The Fund commenced its public offering of shares on February 21, 1989.

The following is a summary of significant accounting policies:

  (a) Valuation of Securities and Repurchase Agreements:

     (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

     (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market.

     (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b) Accounting for Investments:

      The Fund follows industry practice and records security transactions on the day following the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (c) Federal Income Taxes:

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. In addition, the Fund intends to make any required distributions to avoid the application of a 4% nondeductible excise tax.

  (d) Distributions to Shareholders:

      Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Fund and receives annual compensation from the Fund, computed daily and paid monthly, in accordance with the following schedule:

First $400 million of average daily net assets..............    1.00%
In excess of $400 million...................................     .75%

The Investment Counsel has agreed to reduce its fees on a pro rata basis for services rendered to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reduction was necessary for the current period.

NOTE 3. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Fund, including, among other things, the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the Fund's portfolio and calculation of daily net asset value per share. The Fund pays a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Fund to Southeastern consist of a portion of both the computer support charges for computer programs used in processing transactions for the Fund and its shareholders and of the salary of the Fund's Treasurer calculated in accordance with Trustee review and approval.

NOTE 4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended December 31 were as follows:

                                                       1996                        1995
                                             -------------------------   ------------------------
                                               SHARES        AMOUNT        SHARES       AMOUNT
                                             ----------   ------------   ----------   -----------
     Shares sold...........................   6,357,663   $108,358,068    3,818,992   $54,528,065
     Shares redeemed.......................  (2,348,601)   (38,164,599)     734,983    10,605,812
     Reinvestment of shareholder
       distribution........................     706,090     12,582,527   (2,650,508)  (39,045,822)
                                             ----------   ------------   ----------   -----------
                                              4,715,152   $ 82,775,996    1,903,467   $26,088,055
                                             ==========   ============   ==========   ===========

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the period (excluding short term obligations) aggregated $112,741,793 and $47,196,026, respectively. Total brokerage commissions paid by the Fund during the period were $576,550.

NOTE 6. INVESTMENTS IN SHORT-TERM OBLIGATIONS

As excess funds are available, the Fund makes certain short term investments in cash equivalents, including repurchase agreements. The Fund's custodian bank sells U.S. government securities to the Fund under an agreement to repurchase these securities from the Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a week-end. The Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, the market value of which is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. A repurchase agreement of $8,193,000 is included in the statement of assets and liabilities at December 31, 1996.

NOTE 7. UNREALIZED APPRECIATION

Net unrealized appreciation consists of the following:

Unrealized appreciation.....................................  $56,813,222
Unrealized depreciation.....................................   (5,877,021)
                                                              -----------
                                                              $50,936,201
                                                              ===========

NOTE 8. RELATED PARTY SHAREHOLDERS

At December 31, 1996, Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern and of the Fund, owned 903,082 shares of the Fund, constituting 6.4% of the outstanding shares; Mr. W. Reid Sanders, a director and Executive Vice President of Southeastern and a member of the Board of Trustees and President of the Fund, owned 451,171 shares of the Fund, constituting 3.2% of the outstanding shares. Officers and employees of Southeastern and their families, Fund trustees and the Southeastern retirement plan and other affiliates owned an additional 892,535 shares, constituting 6.3% of the outstanding shares.

NOTE 9. OTHER PORTFOLIO INFORMATION

At December 31, 1996, the Fund's holdings consisted of at least five percent of the outstanding class of common stock of the following companies: 7.0% of American Safety Razor Company, 5.0% of IHOP Corp., 7.9% of Rhodes, Inc., 5.2% of The Union Corporation, and 7.2% of White River Corporation.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. The audit report on the 1996 financial statements issued by Coopers & Lybrand L.L.P. appears in this report and should be read in conjunction with this condensed financial information. The presentation is for a share outstanding throughout each period.

                                                NET GAINS
                                                    OR
                          NET                   (LOSS) ON                              DISTRI-              NET
                         ASSET        NET       SECURITIES     TOTAL      DIVIDENDS    BUTIONS             ASSET
                         VALUE     INVESTMENT    REALIZED       FROM       FROM NET     FROM      TOTAL    VALUE
                       BEGINNING     INCOME        AND       INVESTMENT   INVESTMENT   CAPITAL   DISTRI-   END OF   TOTAL
                       OF PERIOD     (LOSS)     UNREALIZED   OPERATIONS     INCOME      GAINS    BUTIONS   PERIOD   RETURN
                       ---------   ----------   ----------   ----------   ----------   -------   -------   ------   ------
Year ended
 December 31,
   1996..............   $ 14.46      $ .03        $ 4.40      $  4.43       $ (.02)    $(1.01)   $ (1.03)  $17.86    30.64%
   1995..............     13.28        .12          2.35         2.47         (.12)     (1.17)     (1.29)   14.46    18.61%
   1994..............     13.49       (.03)          .52          .49            -       (.70)      (.70)   13.28     3.64%
   1993..............     11.40       (.06)         2.32         2.26            -       (.17)      (.17)   13.49    19.83%
   1992..............     10.67       (.01)          .74          .73            -          -          -    11.40     6.87%
   1991..............      8.50        .06          2.17         2.23         (.06)         -       (.06)   10.67    26.31%
   1990..............     12.87        .40         (4.18)       (3.78)        (.36)      (.23)      (.59)    8.50   (30.05)%
Two months ended
 December 31, 1989...     13.02        .04           .22          .26         (.05)      (.36)      (.41)   12.87     2.10%(1)
December 28, 1988
 (Date of Initial
 Capitalization)
 through October 31,
 1989................     10.00        .17          2.94         3.11         (.09)         -       (.09)   13.02    31.13%(1)


                                     RATIO OF
                                     EXPENSES    RATIO OF
                       NET ASSETS       TO      NET INCOME
                         END OF      AVERAGE     (LOSS) TO    PORTFOLIO    AVERAGE
                         PERIOD        NET        AVERAGE     TURNOVER    COMMISSION
                       (THOUSANDS)    ASSETS    NET ASSETS      RATE      RATE PAID
                       -----------   --------   -----------   ---------   ----------
Year ended
 December 31,
   1996..............   $252,157       1.23%         .18%        27.97%    $0.0605(3)
   1995..............    135,977       1.30%         .84%        32.95%
   1994..............     99,609       1.38%        (.22)%       19.79%
   1993..............     85,087       1.45%        (.45)%       14.37%
   1992..............     62,181       1.45%        (.03)%       25.80%
   1991..............     60,354       1.43%         .60%        65.18%
   1990..............     47,894       1.43%        3.48%        14.93%
Two months ended
 December 31, 1989...     52,176       1.47%*       1.60%*        3.96%
December 28, 1988
 (Date of Initial
 Capitalization)
 through October 31,
 1989................     43,860       1.50%*(2)    1.63%*       20.47%

  * Annualized
(1) Aggregate; not annualized.
(2) Before expense limitation fee waiver, this ratio was 1.59%.
(3) Not applicable for prior periods.

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 28.0% OF NET ASSETS AT 12/31/96)

WHITE RIVER CORPORATION (WHRC)                                              7.6%
A holding company with significant ownership in CCC Information Services Group, Inc. which provides vehicle valuation and collision estimating services and software for insurance and auto repair firms. Also owns other equity securities.

TRIZECHAHN CORPORATION (TZH)                                                5.7%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

HEALTHSOURCE, INC. (HS)                                                     5.3%
A large provider of managed health care services with operations primarily in the Northeast, Midwest, and Southeast.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      4.7%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

AMERICAN SAFETY RAZOR COMPANY (RAZR)                                        4.7%
The largest U.S. maker of private label and value-brand shaving blades and razors; the largest manufacturer of both premium and value-priced bladed hand tools and blades; the second largest maker of skin care, bath, pharmaceutical and specialty custom bar soaps. Also makes cotton swabs, balls and puffs, as well as specialty industrial and medical blades.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

             NEW HOLDINGS                           ELIMINATIONS
             ------------                           ------------
AMETEK, Inc                              Armor All Products Corporation
Bay View Capital Corporation             Chartwell Reinsurance Company
Catellus Development Corporation         Craig Corporation
FirstFed Financial Corp.                 FirstFed Financial Corp.
Healthsource, Inc.                       Helene Curtis Industries, Inc.
Hilb, Rogal and Hamilton Company         Meredith Corporation
IHOP Corp.                               Phoenix Duff & Phelps Corporation
Orion Capital Corporation                Ralcorp Holdings, Inc.
The Pioneer Group, Inc.
TrizecHahn Corporation
Vanguard Cellular Systems,
Inc. -- Class A
Zurn Industries, Inc.

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the bold heading LONGLEAF PARTNERS as follows:

                      "Partners" -- Longleaf Partners Fund
                   "Realty" -- Longleaf Partners Realty Fund
                  "Sm-Cap" -- Longleaf Partners Small-Cap Fund

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

DANIEL W. CONNELL, JR. --
  Senior Vice President Marketing,
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
               PARTNERS
               FUNDS

LOGO

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191
                                      LOGO
                                     ANNUAL
                                     REPORT
                               December 31, 1996

                               LONGLEAF PARTNERS
                                 SMALL-CAP FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.